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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                ----------------

  ___ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                       41-1592157
(Jurisdiction of incorporation or                         (I.R.S. Employer
organization if not a U.S. national                       Identification No.)
bank)

Sixth Street and Marquette Avenue                         55479
Minneapolis, Minnesota                                    (Zip code)
(Address of principal executive offices)

                       Stanley S. Stroup, General Counsel
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)

                                ----------------

                          CITY CAPITAL HOME LOAN TRUST
               (Exact name of obligor as specified in its charter)

Delaware                                                Not Yet Received
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                          Identification No.)

C/O Wilmington Trust                                    19890-0001
Rodney Square North                                     (Zip code)
1100 North Market Street
Wilmington, DE
(Address of principal executive offices)

                                ----------------

                          City Capital Home Loan Trust
                               Asset-Backed Notes
                       (Title of the indenture securities)


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Item 1.  General Information.  Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

(b)      Whether it is authorized to exercise corporate trust powers.

         The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

         None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.     Foreign Trustee.       Not applicable.

Item 16.     List of Exhibits.      List below all exhibits files as a part of
                                    this Statement of Eligibility.
                                    Trustee incorporates by reference into this Form T-1 the exhibits attached hereto.

             Exhibit 1.            a.       A copy of the Articles of
                                            Association of the trustee now in
                                            effect.*

             Exhibit 2.            a.       A copy of the certificate of
                                            authority of the trustee to
                                            commence business issued June 28,
                                            1872, by the Comptroller of the
                                            Currency to The Northwestern
                                            National Bank of Minneapolis.*

                                   b. A copy of the certificate of the Comptroller of the Currency dated
                                            January  2,  1934,   approving   the
                                            consolidation  of  The  Northwestern
                                            National Bank of Minneapolis and The
                                            Minnesota  Loan and Trust Company of
                                            Minneapolis,   with  the   surviving
                                            entity  being  titled   Northwestern
                                            National  Bank and Trust  Company of
                                            Minneapolis.*

                                   c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                                  d.        A copy of the letter dated May 12,
                                            1983 from the Regional Counsel,
                                            Comptroller of the Currency,
                                            acknowledging receipt of notice of
                                            name change effective May 1, 1983
                                            from Northwestern National Bank of
                                            Minneapolis to Norwest Bank
                                            Minneapolis, National Association.*

                                  e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National
                                            Association with various other banks
                                            under the title of "Norwest Bank
                                            Minnesota, National Association."*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.                 Copy of By-laws of the trustee as now
                                    in effect.*

         Exhibit 5.                 Not applicable.

         Exhibit 6.                 The consent of the trustee required by
                                    Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.                 Not applicable.

         Exhibit 9.                 Not applicable.


         *   Incorporated  by  reference  to Exhibit 25 filed with  registration
             statement   (number   33-66026)   of  trustee's   parent,   Norwest
             Corporation.



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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United State of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Minneapolis and State of Minnesota on the 13th day of November, 1998.


                                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION



                                  /s/ Randall S. Reider
                                  Name: Randall S. Reider
                                  Title: Assistant Vice President


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                                    EXHIBIT 6





November 13, 1998


Securities and Exchange Commission
Washington, D.C. 20549


Gentlemen:


In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



                                   Very truly yours,



                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION



                                   /s/ Randall S. Reider
                                   Name: Randall S. Reider
                                   Title: Assistant Vice President